UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  August 4, 2009

Total Nutraceutical Solutions, Inc.

(Name of Small Business Issuer in its Charter)

Commission File Number: 000-52864

NEVADA	26-0561199
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

2811 Reidville Road, Ste. 23, Spartanburg, SC 29301

(Address of Principal Executive Offices, Including Zip Code)

(864) 316-2909

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions: (see General Instructions A.2 below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d 2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

SECTION 4. MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01 Changes in Registrant's Certifying Accountant.

(1)

Previous Independent Registered Public Accounting Firm

(i)

On August 4, 2009, Total Nutraceutical Solutions, Inc. (“Registrant”) dismissed its independent registered public accounting firm, Moore & Associates Chartered (“Moore & Associates”).

(ii)

The reports of Moore & Associates on the financial statements of the Registrant as of December 31, 2008 and July 31, 2008 and for the fiscal years then ended did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles other than an explanatory paragraph as to a going concern.

(iii)

The decision to change independent registered public accounting firm was approved by the Board of Directors of the Registrant.

(iv)

During the Registrant’s most recent fiscal year ended December 31, 2008 and any subsequent interim periods through August 4, 2009, (a) there were no disagreements with Moore & Associates on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Moore & Associates, would have caused it to make reference thereto in its reports on the financial statements for such years and (b) there were no “reportable events” as described in Item 304(a)(1)(v) of Regulation S-K.

(v)

On August 4, 2009 the Registrant provided Moore & Associates with a copy of this Current Report and has requested that it furnish the Registrant with a letter addressed to the Securities & Exchange Commission stating whether it agrees with the above statements.  A copy of such letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(2)

New Independent Registered Public Accounting Firm

Concurrently with the dismissal of Moore & Associates, the Board of Directors of the Registrant approved Li & Company, PC (“Li & Company”) as its new independent registered public accounting firm to audit and review the Registrant’s financial statements effective August 4, 2009.  During the most recent fiscal year ended December 31, 2008, and any subsequent period through the date hereof prior to the engagement of Li & Company, neither the Registrant, nor someone on its behalf, has consulted Li & Company regarding:

(i)

either: the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the registrant’s financial statements, and either a written report was provided to the registrant or oral advice was provided that the new accountant concluded was an important factor considered by the registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)

any matter that was either the subject of a disagreement as defined in paragraph 304(a)(1)(iv) of Regulation S-K or a reportable event as described in paragraph 304(a)(1)(v) of Regulation S-K.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired: None

(b) Pro-Forma Financial Statements: None

(c) Exhibits:

Exhibit No.	Description

16.1	Letter of Moore and Associates, Chartered, dated August 12, 2009, to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Total Nutraceutical Solutions, Inc. (Registrant)

Date: August 12, 2009

By: /s/ Marvin S. Hausman, M.D., CEO

Marvin S. Hausman

Chief Executive Officer